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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                            -----------------

                                FORM 8-K


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (date of earliest event report) : September 25, 2001

                  NET CAPITAL VENTURES CORPORATION
          --------------------------------------------------
        (Exact name of registrant as specified in its charter)


          	Nevada			                             0-32529
		-----------------------------   -----------------------------------
(State or other jurisdiction of	         	(Commission File Number)
              Incorporation)


		14 Pico Cres, Thornhill, Ontario        L4J 8P4
 ----------------------------------------------------------
(Address of principal executive offices) (Zip/Postal Code)


(Registrants' telephone number, including area code) 905-731-0189


	                 	            Not Applicable
            ----------------------------------------------------
                     (former name or former address,
                      if changed since last report)


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CHANGE IN NAME

   On August 26, 2001, the Company changed its name to Mega-C Power Corporation.



                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Mega-C Power Corporation
                                  -------------------------------
                                           (Registrant)

Dated: September 25, 2001



                             By:  /s/ Rene Pardo
                                 --------------------------------
                                 Rene Pardo, President